UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a–12

BURLINGTON STORES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
BURLINGTON STORES, INC. 2006 ROUTE 130 NORTH BURLINGTON, NJ 08016	BURLINGTON STORES, INC. 2024 Annual Meeting Vote by May 21, 2024 11:59 PM ET

V39094-P05419

You invested in BURLINGTON STORES, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 22, 2024.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

 Vote at www.ProxyVote.com

 THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of directors
Nominees:
1a.	Michael Goodwin	For

1b.	William McNamara	For

1c.	Michael O’Sullivan	For

1d.	Jessica Rodriguez	For

2.	Ratification of the appointment of Deloitte & Touche LLP as Burlington Stores, Inc.’s independent registered certified public accounting firm for the fiscal year ending February 1, 2025	For

3.	Approval, on a non-binding advisory basis, of the compensation of Burlington Stores, Inc.’s named executive officers	For

4.	Approval of amendment to the Company’s Amended and Restated Certificate of Incorporation providing for officer exculpation under Delaware law	For

5.	Approval of amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors	For

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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